UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2003

TRM CORPORATION

(Exact name of registrant as specified in its chapter)

Oregon

0-19657

93-0809419

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230

(Address of principal executive offices) (Zip Code)

(503) 257-8766
(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

Exhibits. The following materials are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	TRM Corporation press release dated September 26, 2003 with respect to payment of the third quarter 2003 dividend on outstanding shares of Series A Preferred Stock.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRM Corporation
Registrant

Date:	September 29, 2003	By:	/s/ Rebecca J. Demy
Rebecca J. Demy
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	TRM Corporation press release dated September 26, 2003 with respect to payment of the third quarter 2003 dividend on outstanding shares of Series A Preferred Stock.